UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2016
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 17, 2016, New Jersey Resources Corporation (“NJR”) issued a press release reporting financial results for the fourth quarter and fiscal year ended September 30, 2016 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

NJR will deliver a presentation to the financial community via live webcast on November 17, 2016, at 10 a.m. ET. The slides to be used for the presentation are furnished herewith as Exhibit 99.2 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number     Exhibit

99.1	Press Release dated November 17, 2016 (furnished, not filed)
99.2	Presentation dated November 17, 2016 (furnished, not filed)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: November 17, 2016	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 17, 2016 (furnished, not filed)
99.2	Presentation dated November 17, 2016 (furnished, not filed)